Exhibit 10.66

R2

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

NutraLife BioSciences, Inc.

Warrant Shares: 1,000,000 **Issue Date:** 12 24 **, 2020**

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, 25 000 (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issue Date as set forth above (the "Issue Date") and on or prior to 5:00 p.m. (New York City time) on the third anniversary of the Issue Date (the "Termination Date") but not thereafter, to subscribe for and purchase from NutraLife BioSciences, Inc., a Florida corporation (the "Company"), up to the number shares set forth above (as subject to adjustment hereunder, the "Warrant Shares") of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b), subject to adjustment as set forth herein.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the "Agreement"), dated ____________ __ , 2020, among the Company and the Holder. This Warrant is subject to the terms and conditions of the Agreement and, in the event of a conflict between the Agreement and this Warrant, the terms and conditions of this Warrant shall control. In addition, for purposes herein:

(a) The Company and the Holder may be referred to herein individually as a "Party" and collectively as the "Parties".

(b) "Affiliate" means, with respect to a specified Person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with, the specified Person.

(c) "Business Day" means any day except Saturday, Sunday and any legal holiday or a day on which banking institutions in Florida generally are authorized or required by Law or other governmental actions to close.

(d) "Control" means (a) the possession, directly or indirectly, of the power to vote 10% or more of the securities or other equity interests of a Person having ordinary voting power, (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, by contractor otherwise, or (c) being a director, officer, executor, trustee or fiduciary (or their equivalents) of a Person or a Person that controls such Person.

(e) "Person" means a natural person, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

(f) "Transfer Agent" means the Company's transfer agent for the Common Stock as in place from time to time.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Issue Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail with return receipt requested (or e-mail attachment to an e-mail with return receipt requested) of the Notice of Exercise in the form annexed hereto (the "Notice of Exercise"). Within the earlier of (i) two (2) Trading Days (as defined bellow) and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(f)(i)) following the date of exercise as aforesaid, the Holder shall deliver to the Company the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier's check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has exercised the rights to purchase all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation together with the final Notice of Exercise as delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases, and the records of the Company shall be deemed controlling in the absence of manifest error. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this Section 2(a), following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.08, subject to adjustment hereunder (the "Exercise Price").

(c) Cashless Exercise. In the event that (1) the Warrant Shares are not registered

for resale pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act") as of the date of the delivery of a Notice of Exercise and (2) the Market Price (as defined below) of one share of Common Stock is greater than the Exercise Price in effect at such time, then this Warrant may also be exercised, in whole or in part, at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a number of Warrant Shares computed using the following formula:

$$X = \frac{Y(A-B)}{A}$$

Where:

X = The number of Warrant Shares to be issued to Holder

Y = the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation)

A = the Market Price (at the date of such calculation)

B = the Exercise Price (as adjusted to the date of such calculation)

(d) Characteristics. If Warrant Shares are issued in such a cashless exercise, the Parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(d).

(e) Market Price. "Market Price" for the Common Stock (or any replacement security pursuant to Section 3(b)) means, for any security as of any date, the first of the following which shall apply:

(i) the dollar volume-weighted average price for such security on the OTC Markets or a United States national securities exchange which is the principal market on which such security is then traded (as applicable, the "Trading Market") during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg L.P. through its "HP" function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg L.P.;

(ii) if no dollar volume-weighted average price is reported for such security by Bloomberg L.P. for such hours as set forth in Section 2(e)(i), the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by OTC Markets Group Inc. (formerly Pink Sheets LLC); and

(iii) if the Market Price cannot be calculated for such security on such date on bases as set forth in Section 2(e)(i) or Section 2(e)(ii), the Market Price of such security on such date shall be the fair market value of such security as mutually determined in good faith by the Board of Directors of the Company and the Holder after taking into consideration factors they may each deem appropriate.

(f) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's or its designee's balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the "Warrant Share Delivery Date"). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Company's primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise. For purposes herein, "Trading Day" means any day on which the Common Stock (or any replacement security pursuant to Section 3(b)) is traded on the Trading Market or is otherwise reported on "pink sheets" by OTC Markets

Group Inc. (formerly Pink Sheets LLC) or a similar organization or agency succeeding to its functions of reporting prices.

(ii) Delivery of New Warrants Upon Partial Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(iv) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense of the Company in respect of the issuance of such Warrant Shares, all of which taxes and Company expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

(g) Holder's Exercise Limitations. The Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other Person acting as a group together with the Holder or any of the Holder's Affiliates (such Persons, "Attribution Parties")), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining,

non exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or non converted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(g), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(g) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(g), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(g), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(g) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this Section 2(g) shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(g) to correct this Section 2(g) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 2(g) shall apply to a successor holder of this Warrant.

Section 3. <u>Certain Adjustments</u>.

(a) Stock Splits. If any time while this Warrant is outstanding, the Company effects a forward split or reverse split of the Common Stock, the number of Warrant Shares shall be appropriately adjusted, with any partial resulting Warrant Share being rounded up to the next nearest whole number and the Exercise Price shall be proportionately adjusted such that the aggregate Exercise Price payable hereunder shall remain unchanged. By way of example and not limitation, (i) in the event that the Company effects a two-for-one forward split of the Common Stock, wherein each issued and outstanding share of Common Stock is converted into two shares of Common Stock, the number of Warrant Shares shall be increased by 100% and the Exercise Price shall be reduced by 50%; and (ii) in the event that the Company effects a one-for-two reverse split of the Common Stock, wherein each two issued and outstanding shares of Common Stock are converted into one share of Common Stock, the number of Warrant Shares shall be reduced by 50% and the Exercise Price shall be increased by 100%.

(b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(g) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction,

then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

(c) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(d) Notice to Holder of Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(e) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant, subject to the prior written consent of the Holder, reduce the then-current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant; Legend.

(a) No Transfer. This Warrant may not be transferred by the Holder to any other person or entity without the prior written approval of the Company, to be given or withheld in the sole discretion of the Company, and any such attempted transfer in violation of such limitation shall be null and void and of no force or effect.

(b) Legends. Any legend required by the securities laws of any state to the extent such laws are applicable to the Warrant Shares represented by the certificate so legended shall be included on any certificates representing the Warrant Shares. Holder also understands that the Warrant Shares may bear the following or a substantially similar legend:

> THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE NOT SET FORTH HEREIN.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(f)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a "cashless exercise" pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(f)(i) and Section 2(f)(iii), in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Entire Agreement. This Warrant (including any recitals hereto) and the Agreement set forth the entire understanding of the Parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any Party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by the Company and the Holder.

(d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(e) Notices. All notices under this Warrant shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by other reliable form of electronic communication; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Couriered notices shall be deemed delivered on the date that the courier warrants that delivery will occur. Electronic communication notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Any Party may change its address by giving notice, in writing, stating its new address, to the other Party. Subject to the forgoing, notices shall be sent as follows:

If to the Company:

NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073
Email: edgar@nutralifebiosciences.com

If to Holder, to the address of Holder as set forth in the Agreement.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g) No Waiver. No waiver of any provision of this Warrant shall be effective unless it is in writing and signed by the Party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

(h) Headings. The article and section headings contained in this Warrant are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Warrant.

(i) Governing Law. This Warrant, and any dispute arising out of, relating to, or in connection with this Warrant, shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

(j) Enforcement of the Warrant; Jurisdiction; No Jury Trial.

(i) Each of the Parties irrevocably agrees that any legal action or proceeding with respect to this Warrant and the rights and obligations arising under this Warrant, or for recognition and enforcement of any judgment or arbitral award or resolution in respect of this Warrant, shall be brought and determined

exclusively in the courts of the State of Florida located in Broward County, Florida or in the event (but only in the event) that such courts do not have subject matter jurisdiction over such action or proceeding, in the United States District Court sitting in Broward County, Florida (the "Selected Courts"). Each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the Selected Courts and agrees that it will not bring any action relating to this Warrant or any of the transactions contemplated by this Warrant in any court other than the Selected Courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Warrant, (a) any claim that it is not personally subject to the jurisdiction of the Selected Courts for any reason other than the failure to serve in accordance with the provisions of this Warrant; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum; (ii) the venue of such suit, action or proceeding is improper; or (iii) this Warrant, or the subject matter of this Warrant, may not be enforced in or by the Selected Courts.

(ii) EACH PARTY TO THIS WARRANT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, RELATING TO OR IN CONNECTION WITH THIS WARRANT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(iii) The Holder hereby expressly acknowledges that the agreements and restrictions contained herein are reasonable and necessary to protect the Company's legitimate interests, that the Company would not have entered into this Warrant in the absence of such agreements and restrictions, and that any violation of such restrictions will result in irreparable harm to the Company. The Holder agrees that the Company shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, and specific performance of, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of, the agreements and restrictions

contained herein, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. The Holder irrevocably and unconditionally (i) agrees that any legal proceeding arising out of this Warrant may be brought in the Selected Courts, (ii) consents to the non-exclusive jurisdiction of the Selected Courts in any such proceeding, and (iii) waives any objection to the laying of venue of any such proceeding in any Selected Court.

(k) Attorneys' Fees. If any Party hereto is required to engage in litigation against any other Party, either as plaintiff or as defendant, in order to enforce or defend any rights under this Warrant, and such litigation results in a final judgment in favor of such Party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorneys' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.

(l) Parties in Interest. This Warrant shall be binding upon and inure solely to the benefit of each Party, and nothing in this Warrant, express or implied, is intended to confer upon any other person or entity any rights or remedies of any nature under or by reason of this Warrant.

(m) Severability; Expenses; Further Assurances. If any term, condition or other provision of this Warrant is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Warrant shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Warrant is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Warrant so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Warrant be consummated as originally contemplated to the fullest extent possible. Except as otherwise specifically provided in this Warrant, each Party shall be responsible for the expenses it may incur in connection with the negotiation, preparation, execution, delivery, performance and enforcement of this Warrant. The Parties shall from time to time do and perform any additional acts and execute and deliver any additional documents and instruments that may be required by Law or reasonably requested by any Party to establish, maintain or protect its rights and remedies under, or to effect the intents and purposes of, this Warrant.

(n) Execution in Counterparts, Electronic Transmission. This Warrant may be executed in any number of counterparts, each of which shall be deemed an original. The signature of any Party which is transmitted by any reliable electronic means such as, but not limited to, a photocopy, electronically scanned or facsimile machine, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature or an original document.

(o) No Assignment. This Warrant may not be assigned by either Party without

the prior written consent of the other Party in its sole discretion.

(p) Currency. All dollar amounts are in U.S. dollars.

****

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the Issue Date.

NutraLife BioSciences, Inc.

By: *Edgar Ward*
Name: Edgar Ward
Title: Chief Executive Officer

Agreed and accepted:

____

By: ________________________
Name: __________________

526828.v1

NOTICE OF EXERCISE

TO: NutraLife BioSciences, Inc.

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

□ in lawful money of the United States; or

□ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2(c) of the attached Warrant, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in such in Section 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

Name of Holder:

____

By:

Name:

Title:

Date:__________ __, 202_

p. 2

NUTRALIFE BIOSCIENCES, INC.

SUBSCRIPTION AGREEMENT

The undersigned "Subscriber", on the terms and conditions herein set forth, hereby irrevocable submits this subscription agreement (the "Subscription Agreement") to NutraLife Biosciences, Inc., a Florida corporation (the "Company"), in connection with a private offering by the Company (the "Offering") to raise a maximum of $200,000 through the sale to Subscriber as an "accredited investor" (as defined below) of a Promissory Note of the Company (a "Note") and a Warrant of the Company (the "Warrant") to acquire certain shares of common stock, par value $0.0001 per share, of the Company (the "Common Stock").

The Company is offering up to $200,000 of aggregate principal amount of Notes and warrants to acquire up to 8,000,000 shares of Common Stock.

For each one dollar of aggregate principal amount of a Note that Subscriber subscribes for, the Subscriber shall be issued a warrant to acquire forty shares of Common Stock, at a price of $0.08 per share, subject to customary adjustments as set forth in the Warrant.

By way of example, and not limitation, in the event that Subscriber subscribed for a Note in the principal amount of $50,000, Subscriber will be issued a Warrant to acquire 2,000,000 shares of Common Stock.

The minimum subscription amount is a Note in the aggregate principal amount of $25,000, provided that the Company may accept subscriptions in lesser amounts in its sole discretion.

The principal amount of Note subscribed for and the Warrant to be issued is set forth below.

****

Subscription:

The undersigned Subscriber, intending to be legally bound, hereby subscribes for:

(i) a Note in the principal amount of $ 25 000.00 (the "Subscription Amount"); and

(ii) A Warrant to acquire 1,000,000 shares of Common Stock.

The Note is attached to this Subscription Agreement as Exhibit A and the Warrant is attached to this Subscription Agreement as Exhibit B. The Note and the Warrant may be referred to herein collectively as the "Securities".

The undersigned acknowledges that the Company is offering the Securities to those who are "accredited investors" as defined herein pursuant to of Rule 506(b) of Regulation D promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

The undersigned agrees to execute this Subscription Agreement and if by mail, send to the Company. You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so that a determination can be made as to whether or not you (it) are qualified to purchase the Securities under applicable federal and state securities laws. Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you. Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing the Company to present a completed copy of this Subscription Agreement to such parties as they may deem appropriate in order to make certain that the offer and sale of the securities will not result in a violation of the Securities Act or of the securities laws of any state.

All questions must be answered. If the appropriate answer is "None" or "Not Applicable," please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any corrections.

1. **Subscription for the Purchase of Securities.** The undersigned Subscriber hereby subscribes to purchase the Securities as set forth above. Subscriber agrees to forward payment in the amount of the Subscription Price to the Company via one of the following methods:

   (a) by wiring payment of the Subscription Amount in accordance with the information set forth below:

For financial institutions in the United States, give your bank this information:

Send to: BB&T
450 N. Pine Island Rd. Plantation, FL. 33324
ABA# 263191387

For credit to: NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073
Account # 241628361

For the benefit of: *NutraLife Biosciences, Inc.*
6601 Lyons Rd. L-6
Coconut Creek Fl. 33073
United States
888.509.8901 edgar.ward@nutralifebiosciences.com

For financial institutions <u>outside</u> the United States, please contact the Company.

OR

(b) by mailing a certified check in the amount of the Subscription Price, payable to "NutraLife Biosciences, Inc.", to the Company as follows:

NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073

Regardless of whether paying by wire transfer or check, you must also deliver a fully completed and executed copy of this Subscription Agreement <u>and an executed copy of the signature page to the Note and an executed copy of the signature page to the Warrant</u> to the Company at:

NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073

Subscriber recognizes and agrees that (i) this subscription is irrevocable and, if Subscriber is a natural person, shall survive Subscriber's death, disability or other incapacity, and (ii) the Company has complete discretion to accept or to reject this Subscription Agreement in its entirety and shall have no liability for any rejection of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when it is executed by the Company.

2. **Effect of Acceptance.** Subscriber hereby acknowledges and agrees that on the Company's acceptance of this Subscription Agreement, it shall become a binding and fully enforceable agreement between the Company and the Subscriber. As a result, upon acceptance by the Company of this Subscription Agreement, Subscriber will become the record and beneficial holder of the Securities and the Company will be entitled to receive the purchase price of the Securities as specified herein. By Subscriber's execution of this Subscription Agreement, Subscriber agrees to the bound by the terms and conditions of the Note and the Warrant.

3. **Representation as to Investor Status.** In order for the Company to sell the Securities (in conformance with state and federal securities laws), the following information must be obtained regarding Subscriber's investor status. Please **initial each item applicable** to you as an investor in the Company.

   (a) **Accredited Investor.** Rule 501(a) of Regulation D defines an "accredited investor" as any person who comes within any of the following categories, or whom the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

   (i) ✓ A natural person whose net worth, either individually or jointly with such person's spouse, at the time of Subscriber's purchase, exceeds $1,000,000.

   (ii) _____ A natural person who had an individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year.

   (iii) _____ A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

   (iv) _____ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   (v) _____ An insurance company as defined in section 2(13) of the Exchange Act.

   (vi) _____ An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

   (vii) _____ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

   (viii) _____ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

   (ix) _____ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan

fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(x) _____ A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(xi) _____ An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

(xii) _____ A director or executive officer of the Company.

(xiii) _____ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company.

(xiv) _____ An entity in which all of the equity owners qualify under any of the above subparagraphs.

_________ Subscriber does not qualify under any of the investor categories set forth in Section (3)(a)(i) through Section (3)(a)(iv).

The term "net worth" means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of a person's primary home).

In determining individual "income," Subscriber should add to Subscriber's individual taxable adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(b) **Type of Subscriber.** Indicate the form of entity of Subscriber:

☑ Individual ☐ Limited Partnership

☐ Corporation ☐ General Partnership

☐ Revocable Trust ☐ Other Type of Trust (indicate type):

☐ Other (indicate form of organization): ______________________________

____

(i) If Subscriber is <u>not</u> an individual, indicate the approximate date Subscriber entity was formed: ____________________.

(ii) If Subscriber is <u>not</u> an individual, **<u>initial</u>** the line below which correctly describes the application of the following statement to Subscriber's situation: Subscriber (x) was not organized or reorganized for the specific purpose of acquiring the Securities and (y) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Subscriber.

True

False

If the "False" box is checked, each person participating in the entity will be required to fill out a Subscription Agreement.

4. **Additional Representations and Warranties of Subscriber.** Subscriber hereby represents and warrants to the Company as follows:

(a) Subscriber has been furnished all documents related to the Company and its operations as requested by Subscriber, and Subscriber has carefully read such documents. Subscriber has been furnished with all documents and materials relating to the business, finances and operations of the Company and information that Subscriber requested and deemed material to making an informed investment decision regarding its purchase of the Securities. Subscriber has been afforded the opportunity to review such documents and materials and the information contained therein. Subscriber has been afforded the opportunity to ask questions of the Company and its management. Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Subscription Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company's control. Additionally, Subscriber understands and represents that Subscriber is

purchasing the Securities notwithstanding the fact that the Company may disclose in the future certain material information that the Subscriber has not received, including the financial results of the Company for their current fiscal quarters. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber shall modify, amend or affect such Subscriber's right to rely on the Company's representations and warranties, if any, contained in this Subscription Agreement. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Securities. Subscriber has full power and authority to make the representations referred to herein, to purchase the Securities and to execute and deliver this Subscription Agreement.

(b) Subscriber has read and understood, and is familiar with, this Subscription Agreement, the Securities and the business and financial affairs of the Company.

(c) Subscriber, either personally, or together with Subscriber's advisors (other than any securities broker/dealers who may receive compensation from the sale of any of the Securities), has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, is able to bear the risks of an investment in the Securities and understands the risks of, and other considerations relating to, a purchase of a Unit. The Subscriber and its advisors have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Securities. Subscriber's financial condition is such that Subscriber is able to bear the risk of holding the Securities that Subscriber may acquire pursuant to this Agreement, for an indefinite period of time, and the risk of loss of Subscriber's entire investment in the Company.

(d) Subscriber has investigated the acquisition of the Securities to the extent Subscriber deemed necessary or desirable and the Company has provided Subscriber with any reasonable assistance Subscriber has requested in connection therewith.

(e) The Securities are being acquired for Subscriber's own account for investment, with no intention by Subscriber to distribute or sell any portion thereof within the meaning of the Securities Act, and will not be transferred by Subscriber in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than Subscriber has any interest in or any right to acquire the Securities. Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Securities by anyone but Subscriber.

(f) No representations or warranties have been made to Subscriber by the Company, or any representative of the Company, or any securities broker/dealer, other than as set forth in this Subscription Agreement.

(g) Subscriber is aware that Subscriber's rights to transfer the Securities is restricted by the Securities Act and applicable state securities laws, and Subscriber will not offer for sale, sell or otherwise transfer the Securities without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be

exempt therefrom.

(h) Subscriber understands and agrees that the Securities have not been registered under the Securities Act or any state securities act in reliance on exemptions therefrom and that the Company has no obligation to register any of the Securities.

(i) The Subscriber has had an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned. Subscriber understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on unless it is made in writing and signed by the Company. The Company has not, however, rendered any investment advice to the undersigned with respect to the suitability.

(j) Subscriber understands that the certificates or other instruments representing the Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such certificates):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

(k) Subscriber also acknowledges and agrees to the following:

(i) an investment in the Securities is highly speculative and involves a high degree of risk of loss of the entire investment in the Company; and

(ii) there is no assurance that a public market for the will be available and that, as a result, Subscriber may not be able to liquidate Subscriber's investment in the Securities should a need arise to do so.

(l) Subscriber is not dependent for liquidity on any of the amounts Subscriber is investing in the Securities.

(m) Subscriber's address set forth below is his or her or its correct residence or business address.

(n) Subscriber has full power and authority to make the representations referred to herein, to purchase the Securities and to execute and deliver this Subscription Agreement.

(o) Subscriber understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for the exemptions from registration and qualification of the sale of the Securities under the federal and state securities laws and for other purposes.

5. **Representations and Warranties Regarding Patriot Act; Anti-Money Laundering; OFAC.** The Subscriber should check the Office of Foreign Assets Control ("OFAC") website at http://www.treas.gov/ofac before making the following representations. Subscriber hereby represents and warrants to the Company as follows:

   (a) The Subscriber represents that (i) no part of the funds used by the Subscriber to acquire the Securities or to satisfy his/her capital commitment obligations with respect thereto has been, or shall be, directly or indirectly derived from, or related to, any activity that may contravene United States federal or state or non-United States laws or regulations, including anti-money laundering laws and regulations, and (ii) no capital commitment, contribution or payment to the Company by the Subscriber and no distribution to the Subscriber shall cause the Company to be in violation of any applicable anti-money laundering laws or regulations including, without limitation, Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the United States Department of the Treasury Office of Foreign Assets Control regulations. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in any other agreement, to the extent required by any anti-money laundering law or regulation, the Company may prohibit capital contributions, restrict distributions or take any other reasonably necessary or advisable action with respect to the Securities, and the Subscriber shall have no claim, and shall not pursue any claim, against the Company or any other person in connection therewith. U.S. federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the "OFAC Programs") prohibit dealing with individuals[1] or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

   (b) To the best of the Subscriber's knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in this paragraph. The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the

---

[1] These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to "freeze the account" of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and any broker may also be required to report such action and to disclose the Subscriber's identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any Broker or any of the Company's other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(c) To the best of the Subscriber's knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure[2], or any immediate family[3] member or close associate[4] of a senior foreign political figure, as such terms are defined in the footnotes below.

(d) If the Subscriber is affiliated with a non-U.S. banking institution (a "Foreign Bank"), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(e) The Subscriber acknowledges that, to the extent applicable, the Company will seek to comply with the Foreign Account Tax Compliance Act provisions of the U.S. Internal Revenue Code and any rules, regulations, forms, instructions or other guidance issued in connection therewith (the "FATCA Provisions"). In furtherance of these efforts, the

---

[2] A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3] "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

[4] A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

Subscriber agrees to promptly deliver any additional documentation or information, and updates thereto as applicable, which the Company may request in order to comply with the FATCA Provisions. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in any side letter or any other agreement, the failure to promptly comply with such requests, or to provide such additional information, may result in the withholding of amounts with respect to, or other limitations on, distributions made to the Subscriber and such other reasonably necessary or advisable action by the Company with respect to the Securities (including, without limitation, required withdrawal), and the Subscriber shall have no claim, and shall not pursue any claim, against the Company or any other person in connection therewith

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If any of the above representations and warranties shall cease to be true and accurate prior to the acceptance of this Subscription Agreement, Subscriber shall give prompt notice of such fact to the Company by telegram, or facsimile or e-mail, specifying which representations and warranties are not true and accurate and the reasons therefor.

6. **Indemnification.** Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties made by Subscriber herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription Agreement. Subscriber hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation or warranty of Subscriber contained in this Subscription Agreement.

7. **Transferability.** Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the Securities acquired pursuant hereto shall be made only in accordance with applicable federal and state securities laws.

8. **Termination of Agreement; Return of Funds.** In the event that, for any reason, this Subscription Agreement is rejected in its entirety by the Company, this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder. In the event that the Company rejects this Subscription Agreement, the Company shall promptly return or cause to be returned to Subscriber any money tendered hereunder without interest or deduction.

9. **Notices.** All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by, facsimile or e-mail to Subscriber at the address set forth below and to the Company at the address set forth above, or at such other place as the Company may designate by written notice to Subscriber.

10. **Amendments.** Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except in a writing signed by Subscriber and the Company.

11. **Governing Law.** This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Florida without application of the conflicts of laws provisions thereof.

12. **Headings.** The headings in this Subscription Agreement are for convenience of reference, and shall not by themselves determine the meaning of this Subscription Agreement or of any part hereof.

13. **Counterparts.** This Subscription Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document. The execution and delivery of a facsimile or other electronic transmission of this Subscription Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

14. **Continuing Obligation of Subscriber to Confirm Investor Status.** Upon the request of the Company and for as long as the Subscriber holds Securities or other securities in the Company, the Subscriber shall confirm Subscriber's investor status as an "Accredited Investor," as defined by the Securities and Exchange Commission at the time of such request. In connection therewith, the Company shall deliver to the Subscriber a questionnaire that elicits the necessary information to determine the Subscriber's investor status. Upon receipt of the questionnaire, the Subscriber shall: (i) complete it, (ii) execute the signature page therein, and (iii) return it to the Company, or its designee, in accordance with the instructions therein, no later than ten (10) days after receipt of the questionnaire.

[Remainder of page intentionally left blank. Signatures appear on following pages.]

INDIVIDUALS

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: 12 24, 2020.

Signature: [signature]

Name (Please Print): THOMAS CIRIGNANO

Residence Address: 2748 7th AVE
SWEETWATER
NJ 08037

Phone Number: (609) 965 - 5943

Cellular Number: (609) 517 - 1807

Social Security Number(s): ______

Email address: TAC @ CIRIGNANOINC.COM

ACCEPTANCE

NutraLife Biosciences, Inc.

Date: 12/24/ 2020.

By: Edgar Ward
Name: Edgar Ward
Title: Chief Executive Officer

CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: ________________, 2020.

Name of Purchaser (Please Print): ______________________________

By: ______________________________

Name (Please Print): ______________________________

Title: ______________________________

Address: ______________________________

____

____

Phone Number: (____) ______-______________

Cellular Number: (____) ______-______________

Taxpayer ID Number/EIN : ______________________________

Email address: ______________@______________________

ACCEPTANCE

NutraLife Biosciences, Inc.

Date: ____________, 2020.

By: ____________________

Name: Edgar Ward

Title: Chief Executive Officer

Exhibit A
Promissory Note

(Attached)

Exhibit B
Warrant

(Attached)

R2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS NOTE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

Principal Amount: $[25000 – **]** **Issue Date: [** 12 24 **], 2020**

NUTRALIFE BIOSCIENCES, INC.

10% PROMISSORY NOTE

FOR VALUE RECEIVED, pursuant to the terms and conditions of this 10% Promissory Note (this "Note"), NutraLife Biosciences, Inc., a Florida corporation (the "Company"), hereby promises to pay to the order of the holder as set forth on the signature page hereof, or registered assigns (the "Holder"), on the one year anniversary of the Issue Date as set forth above (the "Maturity Date") or earlier as required pursuant to this Note, the principal amount as set forth above (the "Principal Amount"), and to pay interest on the outstanding Principal Amount as set forth herein in each case to the extent that this Note and the Principal Amount and any accrued interest hereunder (the "Indebtedness") has not been repaid by the Company as of such applicable date. Interest shall commence accruing on the date hereof (the "Issue Date"), computed on the basis of a 365-day year and the actual number of days elapsed, and shall be payable as set forth herein.

This Note is entered into pursuant to a Subscription Agreement by and between the Company and the Holder dated as of the Issue Date (the "Agreement") and is subject to the terms and conditions thereof.

This Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Holder Protection Corporation or any other governmental or private fund or entity.

The following terms shall apply to this Note:

Section 1. Definitions. Defined terms used herein without definition have the meanings given them in the Agreement. The Company and the Holder may be referred to herein individually as a "Party" and collectively as the "Parties".

Section 2. Interest; Late Fees; Prepayment.

(a) Interest shall accrue on the Principal Amount at the rate of ten percent (10%) per annum, simple interest, non-compounded basis (the "Interest"). To the extent not earlier repaid as set forth herein, the Principal Amount and the accrued and unpaid Interest (collectively, the "Indebtedness") shall be due and payable in full on the Maturity Date or such earlier date as the Indebtedness may be due hereunder pursuant to the terms herein. No payments of the Principal Amount

or Interest herein shall be required prior to the Maturity Date.

(b) The Company may prepay all or any portion of the Principal Amount and any accrued and unpaid Interest at any time.

(c) Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 3. Events of Default.

(a) The Holder may elect to declare an "Event of Default" if any of the following conditions or events shall occur and be continuing:

(i) the Company fails to pay the then-outstanding Indebtedness on any date any such amounts become due and payable, and any such failure is not cured within three Business Days of written notice thereof by Holder;

(ii) any representation or warranty of the Company is materially false or untrue when given;

(iii) the Company fails to comply in any material respect with any other covenant or agreement in this Note or in the Agreement and any such failure is not cured within three Business Days of written notice thereof by Holder;

(iv) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator; (ii) make a general assignment for the benefit of the Company's creditors; or (iii) commence a voluntary case under the U.S. Bankruptcy Code as now and hereafter in effect, or any successor statute; or

(v) a proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (1) liquidation, reorganization or other relief with respect to it or its assets or the composition or readjustment of its debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of any substantial part of its assets, and, in each case, such proceedings or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days, if in the United States, or 90 days, if outside of the United States; or an order for relief against the Company shall be entered in an involuntary case under any bankruptcy, insolvency, composition, readjustment of debt, liquidation of assets or similar Law of any jurisdiction.

(b) Consequences of Events of Default. If an Event of Default has occurred and is continuing (i) the Holder may, by notice to the Company, declare all or any portion of the then-outstanding Indebtedness due and payable, and the Note and the then-outstanding Indebtedness shall thereupon become immediately due and payable in cash and (ii) the Holder shall have the right to pursue any other remedies that the Holder may have under applicable law.

Section 4. Miscellaneous.

(a) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of this Note, and of the ownership hereof reasonably satisfactory to the Company.

(b) Entire Agreement. This Note (including any recitals hereto) and the Agreement set forth the entire understanding of the Parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any Party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by the Company and the Holder.

(c) Notices. All notices under this Note shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by other reliable form of electronic communication; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Couriered notices shall be deemed delivered on the date that the courier warrants that delivery will occur. Electronic communication notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Any Party may change its address by giving notice, in writing, stating its new address, to the other Party. Subject to the forgoing, notices shall be sent as follows:

If to the Company:

NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073
Email: edgar@nutralifebiosciences.com

If to Holder, to the address of Holder as set forth in the Agreement.

(d) No Waiver. No waiver of any provision of this Note shall be effective unless it is in writing and signed by the Party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

(e) Headings. The article and section headings contained in this Note are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Note.

(f) Governing Law. This Note, and any dispute arising out of, relating to, or in connection with this Note, shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

(g) Enforcement of the Note; Jurisdiction; No Jury Trial.

(i) Each of the Parties irrevocably agrees that any legal action or proceeding with respect to this Note and the rights and obligations arising under this

Note, or for recognition and enforcement of any judgment or arbitral award or resolution in respect of this Note, shall be brought and determined exclusively in the courts of the State of Florida located in Broward County, Florida or in the event (but only in the event) that such courts do not have subject matter jurisdiction over such action or proceeding, in the United States District Court sitting in Broward County, Florida (the "Selected Courts"). Each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the Selected Courts and agrees that it will not bring any action relating to this Note or any of the transactions contemplated by this Note in any court other than the Selected Courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Note, (a) any claim that it is not personally subject to the jurisdiction of the Selected Courts for any reason other than the failure to serve in accordance with the provisions of this Note; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum; (ii) the venue of such suit, action or proceeding is improper; or (iii) this Note, or the subject matter of this Note, may not be enforced in or by the Selected Courts.

(ii) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(iii) The Holder hereby expressly acknowledges that the agreements and restrictions contained herein are reasonable and necessary to protect the Company's legitimate interests, that the Company would not have entered into this Note in the absence of such agreements and restrictions, and that any violation of such restrictions will result in irreparable harm to the Company. The Holder agrees that the Company shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, and specific performance of, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of, the agreements and restrictions contained herein, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. The Holder irrevocably and unconditionally (i) agrees that any legal proceeding arising out of this Note may be brought in the Selected Courts, (ii) consents to the non-exclusive jurisdiction of the Selected Courts in any such proceeding,

and (iii) waives any objection to the laying of venue of any such proceeding in any Selected Court.

(h) Attorneys' Fees. If any Party hereto is required to engage in litigation against any other Party, either as plaintiff or as defendant, in order to enforce or defend any rights under this Note, and such litigation results in a final judgment in favor of such Party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorneys' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.

(i) Usury Savings Clause. Notwithstanding any provision in this Note to the contrary, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the jurisdiction governing this Note or any other applicable law. In the event the total liability of payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the usury laws of the jurisdiction governing this Note, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the outstanding principal balance due hereunder immediately upon receipt of such sums by the Holder hereof, with the same force and effect as though the Company had specifically designated such excess sums to be so applied to the reduction of the principal balance then outstanding, and the Holder hereof had agreed to accept such sums as a penalty-free payment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the Company, to waive, reduce, or limit the collection of any sums in excess of those lawfully collectible as interest, rather than accept such sums as a prepayment of the principal balance then outstanding. It is the intention of the Parties that the Company does not intend or expect to pay, nor does the Holder intend or expect to charge or collect any interest under this Note greater than the highest non-usurious rate of interest which may be charged under applicable law.

(j) Parties in Interest. This Note shall be binding upon and inure solely to the benefit of each Party, and nothing in this Note, express or implied, is intended to confer upon any other person or entity any rights or remedies of any nature under or by reason of this Note.

(k) Severability; Expenses; Further Assurances. If any term, condition or other provision of this Note is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Note shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Note is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Note so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Note be consummated as originally contemplated to the fullest extent possible. Except as otherwise specifically provided in this Note, each Party shall be responsible for the expenses it may incur in connection with the negotiation, preparation, execution, delivery, performance and enforcement of this Note. The Parties shall from time to time do and perform any additional acts and execute and deliver any additional documents and instruments that may be required by Law or reasonably requested by any Party to establish, maintain or protect its rights and remedies under, or to effect the intents and purposes of, this Note.

(l) Execution in Counterparts, Electronic Transmission. This Note may be executed in any number of counterparts, each of which shall be deemed an original. The signature of any Party which is transmitted by any reliable electronic means such as, but not limited to, a photocopy, electronically scanned or facsimile machine, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature or an original document.

(m) No Assignment. This Note may not be assigned by either Party without the prior written consent of the other Party in its sole discretion.

(n) Currency. All dollar amounts are in U.S. dollars.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the Issue Date.

NutraLife Biosciences, Inc.

By: Edgar Ward
Name: Edgar Ward
Title: Chief Executive Officer

Agreed and accepted:

Holder name: THOMAS A CIRIGNANO

By: THOMAS A CIRIGNANO

Name: ____________________

Title: ____________________
(if applicable)